Supplement dated March 26, 2024

To the Prospectuses and Summary Prospectuses dated May 1, 2023, as amended, for

New York Life Insurance and Annuity Corporation (“NYLIAC”)

Corporate Executive Series Variable Universal Life Insurance Policies

CorpExec VUL II-V (CEVUL II-V)

CorpExec VUL VI (CEVUL VI)

and

to the Prospectus dated May 1, 2019, as amended, for

NYLIAC CorpExec Accumulator Variable Universal Life (CEAVUL)

Investing in

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

 This supplement amends the prospectuses and updating summary prospectuses, where applicable and as amended, (each a “Prospectus,” and together, the “Prospectuses”) for the variable universal life insurance policies (the “VUL Policies”) referenced above offered through the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

 The purpose of this supplement is to note certain changes to the T. Rowe Price Equity Index 500 Portfolio (the “T. Rowe Price Portfolio”). Keeping this purpose in mind, please note the following:

Hard Close and Liquidation of the T. Rowe Price Portfolio

Please be advised that on October 23, 2023, the board of directors for the T. Rowe Price Portfolio approved the close of the T. Rowe Price Portfolio as of April 12, 2024 (the “Hard Close Date”) and a liquidation of the T. Rowe Price Portfolio on or about the close of business on April 26, 2024 (the “Liquidation Date”). Currently, no premiums or transfers are accepted into the T. Rowe Price Portfolio and policyowners are not permitted to reinvest in the T. Rowe Price Portfolio if they remove any Cash Value from it.

On the Liquidation Date, if any policyholders have not transferred their remaining Cash Value out of the T. Rowe Price Portfolio as of such date, we will transfer an amount equal to the cash value held in the T. Rowe Price Portfolio into the Fidelity® VIP Government Money Markey Portfolio—Initial Class. In addition, please note the following:

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A liquidation is a taxable event to shareholders holding the shares in taxable accounts, such as the T. Rowe Price Portfolio. The liquidation may result in a gain or loss on your T. Rowe Price Portfolio shares, but should not have any tax impact to the extent the liquidation proceeds remain in your policy.

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You have the right to change your allocations throughout the life of your policy. For additional information concerning other Investment Divisions, please refer to either the Prospectuses or the prospectus for the Investment Division(s) you are interested in.

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You can request a paper copy of the prospectuses for our other Investment Divisions by mail by contacting us at the Service Office listed on the first page of the Prospectuses. You may also receive a copy of these prospectuses through the internet on our corporate websites for the following affected products:

○	CorpExec VUL II-V (CEVUL II-V): https://dfinview.com/NewYorkLife/TAHD/corpexec-ii-v
○	CorpExec VUL VI (CEVUL VI): https://dfinview.com/NewYorkLife/TAHD/corpexec-vi
○	NYLIAC CorpExec Accumulator Variable Universal Life (CEAVUL): https://dfinview.com/NewYorkLife/TAHD/ceavul

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Any transfers made in connection with either the hard close or liquidation of the T. Rowe Price Portfolio will not count towards either the twelve (12) transfer limit or our limitations regarding potentially harmful transfers as described in the Prospectuses.

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If you have cash value allocated to the T. Rowe Price Portfolio as of the Hard Close Date, we will send you a separate summary communication about the hard close and liquidation, along with a transfer request form so you may transfer your monies out of the T. Rowe Price Portfolio prior to the Liquidation Date.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010